UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2007

ZALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-04129	75-0675400
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 West Walnut Hill Lane
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (972) 580-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On January 4, 2007, Frank Mroczka resigned as Senior Vice President of Zale Corporation (the “Company”) and President of Gordon’s Jewelers.  The Company has appointed Steve Lang, currently Vice President of Zale North America, as Senior Vice President of Gordon’s Jewelers.  Mr. Lang will have responsibility for merchandising and operations and will report to Mary E. Burton, Chief Executive Officer of the Company.

The Company also appointed Sterling Pope, currently Senior Vice President of Store Operations for Zale Canada, as Senior Vice President of Store Operations for Zale North America.  Mr. Pope will be assuming the additional responsibility of store operations for Zales Jewelers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION
Registrant

Date:	January 5, 2007	By:	/s/ Rodney Carter
Rodney Carter
Group Senior Vice President, Chief
Financial Officer
(principal financial officer
of the Registrant)